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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 9, 1999

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
              ---------------------------------------------------
              (Exact Name of registrant specified in its charter) (Originator of the Chase Credit Card Master Trust)

    United States                333-43173                22-2382028
   ---------------           ----------------         ------------------
   (State or other           (Commission File         (I.R.S. employer
   Jurisdiction of                Number)             Identification No.)
   Incorporation)

                              802 Delaware Avenue
                           Wilmington, Delaware 19801
                    ----------------------------------------
                    (Address of principal executive offices)

      Registrant's telephone number, including area code: (302) 575-5000

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Item 5.  Other Events

         On July 9, 1999, the Underwriting Agreement, dated as of July
9, 1999 (the "Underwriting Agreement"), among Chase Manhattan Bank USA, National Association ("Chase USA"), as Transferor, The Chase Manhattan Bank ("CMB"), as Servicer, and Chase Securities Inc. ("CSI"), as Underwriter, was executed and delivered by the respective parties thereto. On July 15, 1999 the Series 1999-2 Supplement, dated as of July 15, 1999, to the Second Amended and Restated Pooling and Servicing Agreement, dated as of September 1, 1996 (the "Second Amended and Restated Pooling and Servicing Agreement"), among Chase USA, as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and the Bank of New York, as Trustee (the "Trustee"), was executed and delivered by the respective parties thereto.


Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

         Exhibits

         4.1 Underwriting Agreement, dated as of July 9, 1999 among Chase USA, as Transferor, CMB, as Servicer, and CSI, as Underwriter.

         4.2 Series 1999-2 Supplement, dated as of July 15, 1999 to the Second Amended and Restated Pooling and Servicing Agreement, among
              Chase USA, as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE CHASE MANHATTAN BANK

                                            By: /s/ Patrick J. Margey
                                                ---------------------
                                            Name:   Patrick J. Margey
                                            Title:  Vice President
Date: July 19, 1999

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                               INDEX TO EXHIBITS

Exhibit                                                    Sequentially
Number       Exhibit                                       Numbered Pages
------       -------                                       --------------

4.1          Underwriting Agreement, dated as
             of July 9, 1999, among Chase
             USA, as Transferor, CMB, as
             Servicer, and CSI, as
             Underwriter.

4.2          Series 1999-2 Supplement, dated
             as of July 15, 1999, to the
             Second Amended and Restated
             Pooling and Servicing Agreement,
             among Chase USA, as Transferor
             on and after June 1, 1996, CMB,
             as Transferor prior to June 1,
             1996 and as Servicer, and the
             Trustee.